Exhibit 10.10

Supplemental Agreement to Equity Interest Pledge Agreement

This Supplemental Agreement to Equity Interest Pledge Agreement (this “Supplemental Agreement”) is entered into as of the 19th day in March, 2014 in Beijing by and between the following parties:

(1)	Beijing Tuniu Technology Co., Ltd., with its registered address at ***, and legal representative being Yu Dunde (“Pledgee”);

(2)	Yu Dunde, with his domicile at ***, and ID number being ***;

(3)	Yan Haifeng, with his domicile at ***, and ID number being ***;

(4)	Wang Tong, with his domicile at ***, and ID number being ***;

(5)	Wang Jiping, with his domicile at ***, and ID number being ***;

(6)	Wen Xin, with his domicile at ***, and ID number being ***;

(7)	Tan Yongquan, with his domicile at ***, and ID number being ***; and

(8)	Wang Haifeng, with his domicile at ***, and ID number being ***.

(Yu Dunde, Yan Haifeng, Wang Tong, Wang Jiping, Wen Xin, Tan Yongquan and Wang Haifeng are collectively acting as one party to this Agreement, and shall be hereinafter individually referred to as a “Pledgor” and collectively referred to as “Pledgors” ).

Whereas:

1.	Pledgors and Pledgee have entered into an Equity Interest Pledge Agreement as of September 17, 2008 (“Original Equity Interest Pledge Agreement”).

2.	Yun Dunde and Yan Haifeng increased their capital contribution to Nanjing Tuniu Technology Co., Ltd. in March, 2014. Yu Dunde and Yan Haifeng intend to continue providing security for the benefit of the Pledgee with all the equity interest they are holding in Nanjing Tuniu Technology Co., Ltd. corresponding to the increased share capital (“Pledged Equity”) and the Pledgee agrees to accept the pledge.

Now, Therefore, Pledgors and Pledgee hereby, upon friendly consultation, decide to amend Article 2 of the Original Equity Interest Pledge Agreement as follows:

2.	Collateral

The collateral hereunder shall be the Pledged Equity held by Pledgors and any and all rights and interests in and to the Pledged Equity (i.e., the Proceeds from Pledged Equity). As of the Effective Date hereof, the detailed information of the Pledged Equity is as follows:

1.1	Entity Name: Nanjing Tuniu Technology Co., Ltd.

1.2	Registered Capital: RMB Two million and seven hundred thousand (RMB 2,700,000)

1.3	Name of Shareholders, Pledged Capital Contribution and Shareholding Percentages:

Shareholders	Pledged Capital Contribution (RMB)	Shareholding Percentages (%)
Yu Dunde	773,853	28.66%
Yan Haifeng	515,976	19.11%
Wang Tong	208,092	7.71%
Wang Jiping	130,048	4.82%
Wen Xin	26,011	0.96%
Tan Yongquan	26,011	0.96%
Wang Haifeng	1,020,009	37.78%
Total:	2,700,000	100%

The Pledgee and Pledgors agree that the remaining terms and conditions of the Original Equity Interests Pledge Agreement shall remain unchanged and in full effect.

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.In Witness Whereof, this Supplemental Agreement is duly executed by each of the following parties as of the date first written above.

Pledgee: Beijing Tuniu Technology Co., Ltd.

By:	/s/ Yu Dunde
Name:	Yu Dunde
Position:	Chairman of the Board

Pledgors: Yu Dunde	Yan Haifeng

Signature:	/s/ Yu Dunde	Signature:	/s/ Yan Haifeng

Wang Tong		Wang Jiping

Signature:	/s/ Wang Tong	Signature:	/s/ Wang Jiping

Wen Xin		Tan Yongquan

Signature:	/s/ Wen Xin	Signature:	/s/ Tan Yongquan

Wang Haifeng

Signature:	/s/ Wang Haifeng